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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MFIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MFIC CORPORATION
30 Ossipee Road
Newton, Massachusetts 02464-9101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

        The Annual Meeting of Shareholders of MFIC Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, July 7, 2004, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

    The nominees the Board of Directors proposes to present for election are: Irwin J. Gruverman, James N. Little, Vincent B. Cortina, Edward T. Paslawski and Leo Pierre Roy.

  2.
  To ratify the appointment of the firm of Brown & Brown, LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only shareholders of record on the transfer books of the Company at the close of business on May 14, 2004 are entitled to notice of, and to vote at, the meeting.

        Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

        All shareholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors

                      Irwin J. Gruverman
                       Chairman of the Board of Directors,
                      Chief Executive Officer, Treasurer and Secretary

Newton, Massachusetts
May 14, 2004

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

MEETING OF SHAREHOLDERS
OF MFIC CORPORATION
July 7, 2004

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of MFIC Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, July 7, 2004, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, and at any adjournments thereof (the "Meeting").

        Only shareholders of record as of the close of business on May 14, 2004 will be entitled to notice of and to vote at the Meeting. As of that date, 9,888,403 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding and entitled to vote at the Meeting. The shares of Common Stock are the only outstanding voting securities of the Company. Shareholders are entitled to cast one vote for each share held of record.

        An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2003 is being mailed together with this proxy statement to all shareholders entitled to vote. This proxy statement and the form of proxy enclosed with this proxy statement were first mailed to shareholders on or about June 7, 2004.

        All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

        Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. A proxy may be revoked at any time before it is voted at the Meeting by notifying the Secretary of the Company in writing at the address set forth above, by submitting a properly executed proxy bearing a later date, or by revoking the proxy at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

        In addition to the election of directors, the shareholders will consider a vote to ratify the Board of Director's selection of the Company's auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to these matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR these matters if no specification is indicated.

        The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

        Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. The Company's By-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The Board of Directors has set the number of directors at five.

        Shares represented by all proxies received by the Board of Directors and not marked as withholding authority to vote for any individual director or for all directors will be voted FOR the election of all the nominees, unless one or more nominees is unable or unwilling to serve. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve as a director, but if such should be the case, proxies may be voted for the election of some other person as the Board of Directors may recommend in his place, or for fixing the number of directors at a lesser number. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the election of directors is required to elect each member of the Board of Directors. See "Voting Procedures."

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. GRUVERMAN, MR. LITTLE, MR. CORTINA, MR. PASLAWSKI AND MR. ROY AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Directors and Executive Officers

        Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. The names of the Company's current directors, executive officers, directors-elect and certain information about them are set forth below:

Name	Age	Title
Irwin J. Gruverman	70	Chief Executive Officer, Chairman of the Board, Treasurer and Secretary
Robert P. Bruno	66	President, Chief Operating Officer, and Vice-President Sales/Marketing
Jack M. Swig	55	Vice President -Corporate Development and General Counsel
Dennis P. Riordan	57	Controller
James N. Little	63	Director
Vincent B. Cortina	64	Director
Edward T. Paslawski	53	Director
Leo Pierre Roy	46	Director

        IRWIN J. GRUVERMAN has served as the Chief Executive Officer, Chairman of the Board of Directors and Secretary of the Company since its inception in 1983. He also currently serves as the Company's Treasurer. From the Company's inception in 1983 to June 1993, and from November 21, 2000 until May 17, 2001, Mr. Gruverman served as its President. In addition, Mr. Gruverman currently serves on the Board of Directors of the following public companies: North American Scientific, Inc. and InVitro International, Inc.

        ROBERT P. BRUNO joined the Company on April 8, 1996 as Vice-President of Sales/Marketing. Mr. Bruno was appointed as Chief Operating Officer on November 30, 2000. Mr. Bruno was appointed as President on May 17, 2001 with such appointment becoming effective on May 21, 2001.

        JACK M. SWIG joined the Company as a full time employee in January 1996 and was appointed in January 1999 as the Vice President—Corporate Development and General Counsel. He has served as the Company's General Counsel and Investor Relations Manager since 1993. Mr. Swig has almost 25 years venture capital, corporate finance and merchant/investment banking experience.

        DENNIS P. RIORDAN joined the Company on February 12, 1996 as the Controller. Mr. Riordan previously served as Controller- Residential Group for Winthrop Management from May, 1989 to May, 1994. From June, 1986 to May, 1989, he served in various positions as an assistant controller at Krupp Management, a real estate concern. Prior to that, Mr. Riordan had spent twelve years in public accounting, primarily as an audit manager.

        JAMES N. LITTLE has served as a director of the Company since December 1995. Dr. Little serves as President of Cetek Corporation, a biotechnology drug discovery company. From August 1998 until December 26, 2001, Dr. Little served as Senior Vice President of Cetek. Prior to that, from 1981 to August 1998, Dr. Little served as a Senior Vice President of Sales, Marketing and Business Development for Zymark Corporation, a manufacturer of scientific instrumentation.

        VINCENT B. CORTINA has served as a director of the Company since May 1997. Mr. Cortina serves as principal of Corvis Associates, a management consulting firm. From 1999 until mid-2001, Mr. Cortina served as Director of Operations for Advanced Instruments, Inc., a manufacturer of laboratory and clinical instruments. Prior to that he served as a self-employed business consultant. From 1990 to 1996 he served as President of Advanced Monitors, Inc., a company which develops and manufactures industrial and commercial instruments.

        EDWARD T. PASLAWSKI has served as a director of the Company since June 2000. Mr. Paslawski is principal in the Arete Capital Group, a firm providing investment banking and financial advisory services. Prior to co-founding Arete, Mr. Paslawski served as the New England Regional Manager and Vice President of LaSalle Business Credit, Inc., an asset-based lending subsidiary of LaSalle Bank. Mr. Paslawski is the founder and managing partner of Durham Capital, LLC, an investment-banking firm specializing in arranging and investing equity in start-ups and growth companies. The company also provides merger and acquisition advisory services. He also serves as the Chairman of CEI Ventures, Inc., the managing partner of Coastal Ventures Limited Partnership and Coastal Ventures LLC. Mr. Paslawski has thirty years of commercial banking and venture capital experience in senior lending positions with major US and international banks including The National Bank of Canada, Meridian Capital Corp., First National Bank of Boston, and The Industrial Bank of Japan.

        LEO PIERRE ROY has served as a director of the Company since June 2000. Mr. Roy has more than 20 years of experience as a senior manager and consultant. Mr. Roy currently serves as director of environmental services at Vanasse Hangen & Brustlin, Inc. (VHB), a recognized leader in providing transportation, land development, and environmental services. Prior to joining VHB, Mr. Roy was the Vice President and Chief Operating Officer of The Bioengineering Group, Inc., a firm engaged in consulting in the areas of erosion control, water quality, ecological restoration and bioremediation from 2000 to 2003. Between 1998 and 2000 he served as the President of Houqua & Company, Inc., a consulting firm specializing in strategic planning and development services. From 1997 to 1998, Mr. Roy served as President and Chief Operating Officer of Energy Answers Corporation, a designer, developer and owner of resource recovery, power, recycling and solid waste management companies. From 1992 to 1996, Mr. Roy served first as Director of Waste Policy and Planning and later as Undersecretary of the Executive Office of Environmental Affairs for the Commonwealth of Massachusetts. From 1990 to 1991, Mr. Roy was the Regional Manager of Special Projects for Waste Management, Inc. From 1985

to 1989, he was the Vice President and Chief Operating Officer of Orne Enterprises, Inc., a venture capital, environmental technology holding company.

Board of Directors Meetings and Committees

        The Board of Directors of the Company held four meetings and acted by unanimous written consent on two occasions during the fiscal year ended December 31, 2003. The Board of Directors of the Company has a standing nominating committee comprised of all the Directors. Currently, the Compensation Committee, of which Messrs. Cortina, Little, Paslawski, Roy and Gruverman are members, determines who should receive stock options under the Company's stock plans (except for the 1989 Plan, under which all grants are automatically made) and also reviews and approves employee remuneration. The Audit Committee, which currently consists of Messrs. Little, Paslawski and Roy, oversees the accounting and tax functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors. The Compensation Committee acted by unanimous consent on two occasions. The Nominating Committee acted by unanimous consent on April 20, 2004, to consider and nominate a slate of directors for election at this Annual Meeting. Ratification by the full Board of Directors is required with respect to decisions taken by the committees. During the fiscal year ended December 31, 2003, each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which each director served.

Certain Relationships and Related Transactions

        During 2003, the Company leased a facility in South Haven, Michigan from B-2 Enterprises, Inc. This entity is owned and controlled by Messrs. J.B. Jennings and Bret A. Lewis, former principal holders of the Company's common stock. In 2003, the Company paid B-2 Enterprises, Inc. approximately $63,000 in rent.

        The Company also made principal and interest payments totaling $87,340 to Messrs. Jennings and Lewis in connection with subordinated debt owed them as a result of an agreement dated February 28, 2000.

PROPOSAL 2

RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS

        The Board of Directors has appointed the firm of Brown & Brown, LLP, independent auditors, to serve as auditors for the fiscal year ending December 31, 2004. The Board of Directors proposes that the shareholders approve this appointment, although such ratification is not required under Delaware law or the Company's Certification of Incorporation, or By-Laws. The directors have decided that an affirmative vote of a majority of the shares, in person or represented by proxy, and entitled to vote at the Meeting be required to ratify such appointment. It is expected that a member of the firm of Brown & Brown, LLP will be present at the Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        In the event that ratification of the Board of Directors' appointment of Brown & Brown, LLP is not obtained at the Meeting, the Board of Directors will reconsider their appointment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF BROWN & BROWN, LLP AS THE COMPANY'S AUDITORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER HAS OTHERWISE INDICATED ON THE PROXY CARD.

INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2003

Audit Fees

        The aggregate fees billed by Brown & Brown, LLP for services completed during fiscal 2003 were approximately $70,000 related to its audit and quarterly reviews.

Financial Information Systems Design and Implementation Fees

        During the year ended December 31, 2003, Brown & Brown, LLP did not provide any services to the Company relating to financial information systems design and implementation.

All Other Fees

        During the year ended December 31, 2003, Brown & Brown, LLP was paid approximately $16,000 for non-audit services.

        The Audit Committee has considered whether the provision of non-core audit services to the Company by the Company's principal auditor is compatible with maintaining independence, and has made an affirmative decision in each instance that the provision of such service was compatible with the principal auditor's independent role.

VOTING PROCEDURES

        The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

        For all matters being submitted to stockholders at the Meeting, the affirmative vote of a majority of shares present, in person or represented by proxy, and entitled to vote on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter, while broker "non-votes", since they are not entitled to vote for the matter, have no effect on the vote.

OTHER BUSINESS

        The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

SHAREHOLDER PROPOSALS

        Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1933, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the annual meeting in the year 2005, a shareholder proposal must be received by the Company no later than January 27, 2005 and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of shareholders in the year 2005, although not included in the proxy statement, a stockholder proposal must comply with the requirements of the Company's by-laws and be received by the Company no later than April 12, 2005. Shareholder proposals should be delivered in writing to Irwin J. Gruverman, Secretary, MFIC Corporation, 30 Ossipee Road, Newton, Massachusetts 02464-9101.

ANNUAL REPORT ON FORM 10-K

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IS HEREBY INCORPORATED BY REFERENCE, PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, MFIC CORPORATION, 30 OSSIPEE ROAD, NEWTON, MASSACHUSETTS 02464-9101.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some shareholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

MFIC CORPORATION

        THIS PROXY IS BEING SOLICITED BY MFIC's BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 14, 2004 in connection with the Meeting to be held at 10:00 a.m. on Tuesday, July 7, 2004 at the offices of the Company located at 30 Ossipee Road, Newton, MA, 02464-9101 and hereby appoints Dennis Riordan, Controller of the Company and Jack M. Swig, General Counsel of the Company, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MFIC Corporation registered in the name provided herein which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

        WHEN EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

        ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE)

        NOMINEES: IRWIN J. GRUVERMAN, JAMES N. LITTLE, VINCENT B. CORTINA, EDWARD T. PASLAWSKI, LEO PIERRE ROY

        SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

(SEE REVERSE SIDE)

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

        The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.
ELECTION OF THE DIRECTORS NOMINATED BY THE CURRENT BOARD OF DIRECTORS, AS LISTED ON THE REVERSE, FOR ☐ WITHHELD ☐

Withhold my vote from the nominees listed on the line above.

2.
Proposal to Ratify the Board of Directors' appointment of Brown & Brown, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date:

Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS
INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2003
VOTING PROCEDURES
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
EXPENSES AND SOLICITATION